Exhibit 10.13

                               SECURITY AGREEMENT
                               ------------------

     THIS AGREEMENT is made this 2nd day of December, 2002, by and between HUDSON UNITED BANK, SHOPPERS CHARGE ACCOUNTS CO. division, having an office at 1000 MacArthur Boulevard, Mahwah, New Jersey 07430 ("Shoppers"), and COLORADO PRIME CORPORATION, a Delaware corporation ("CPC"), and CONCORD FINANCIAL SERVICES, INC., a New York corporation ("CFSI" and, together with CPC, "Colorado Prime"), with their chief executive offices at 500 Bi-County Boulevard, Suite 400, Farmingdale, New York 11735.

                                    RECITALS
                                    --------

     WHEREAS, Shoppers is in the business of providing customized credit programs to retailers and their customers, and in connection therewith finances sales to such customers evidenced by sales slips documenting purchases from such retailers;

     WHEREAS , Colorado Prime is in the business of conducting direct sales of food products ("Food") and appliances and other entertainment-related products ("Appliances") through various channels, including telemarketing and home shows;

     WHEREAS, Colorado Prime desires Shoppers to make available to Colorado Prime and its customers a customized credit program (the "Program"), and Shoppers desires to make available the Program;

     WHEREAS, Shoppers has entered into a Purchase and Sale Agreement with Colorado Prime, dated as of December 2, 2002 (the "Purchase Agreement") and is entering into certain additional agreements with Colorado Prime at this time;

     WHEREAS, capitalized terms used herein and not otherwise defined are defined in the Purchase Agreement;

     WHEREAS, Shoppers is purchasing from Colorado Prime under the Purchase Agreement the Purchased Accounts and related Acquired Assets, but not the Excluded Accounts;

     WHEREAS, it is intended on a going forward basis that Shoppers will originate for itself certain credit accounts for Colorado Prime customers who have FICO scores of 650 or more and meet additional underwriting criteria established by Shoppers (the "New Shoppers Accounts");

     WHEREAS, it is intended that the account terms of the New Shoppers Accounts and the Purchased Accounts (collectively, the "Shoppers Accounts") will be identical;

     WHEREAS, through a date no later than February 28,2002 or such earlier date as the parties may mutually agree (the "Servicing Transfer Date"), Colorado Prime will service the Shoppers Accounts under the Interim Servicing Agreement, dated as of December 2,2002 (the "Interim Servicing Agreement") and, after the Servicing Transfer Date, Shoppers will service the Shoppers Accounts; and

     WHEREAS, the parties wish to provide herein for certain operational details of the Program;

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

     NOW, THEREFORE, in consideration of the covenants herein contained and intending to be legally bound, the parties hereby agree as follows:

                                    AGREEMENT
                                    ---------

1.     The  Program;  Shoppers'  Servicing  Obligations.
       -------------------------------------------------

     (a) Shoppers will provide the Program to Colorado Prime and its customers in order to finance purchases of Food and Appliances from Colorado Prime. In connection therewith, at Shopper's own cost and expense:

     (i) Shoppers shall make Shoppers Accounts available to qualifying customers of Colorado Prime. The terms of such Shoppers Accounts shall be substantially similar to the terms of the Accounts as of the date hereof, provided that, after the Servicing Transfer Date, in connection with the Shoppers Accounts, Shoppers may: (A) charge borrowers a late charge of up to $29 for any required payments that are not received by the payment due date; (B) charge borrowers finance charges on Appliance purchases that are made after the Servicing Transfer Date at a variable rate 14.99% over the prime rate, subject to a minimum annual percentage rate of 21%; (C) charge borrowers a retroactive finance charge on Food purchases made after the Servicing Transfer Date, at a variable rate 14.99% over the prime rate, subject to a minimum annual percentage rate of 21%, in the event that the borrower fails to pay the purchase price of the Food purchase in full within six months after the posting date of the purchase; (D) require minimum monthly payments each month on Appliance purchases equal to 2.5% of the portion of the new balance attributable to such purchases;
(E) adopt such other provisions, including provisions for promotional offerings, as Shoppers and Colorado Prime shall mutually agree, neither party's agreement to be unreasonably withheld. The form, content and mode of distribution of any change in terms notices and Credit Agreements relating to Shoppers Accounts shall be subject to Seller's consent, which consent will not be unreasonably withheld.

     (ii) Shoppers shall provide to Colorado Prime application materials in such amounts as are necessary to operate the Program. Application forms shall be in form and substance reasonably acceptable to Colorado Prime.

     (iii) Shoppers shall make all credit analyses and determinations with respect to credit applications for Shoppers Accounts. Shoppers shall approve for New Shoppers Accounts all applications from Colorado Prime customers who have FICO scores of 650 or higher and meet additional underwriting criteria established by Shoppers, subject to change from time to time at the sole discretion of Shoppers.

     (iv) In conformity with prevailing industry standards and the standard of care it applies generally in servicing its own accounts, Shoppers shall service and collect the Shoppers
Accounts.

     (v) Shoppers shall take all actions necessary or appropriate to assure that all aspects of the Program, including, without limitation, application forms, change in terms notices, account agreements, billing statements and servicing and collection procedures, are in compliance with all applicable

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laws, rules and regulations, including, without limitation, the federal Consumer
Credit Protection Act; the federal Fair Credit Billing Act; applicable federal and state usury laws; and regulations under such statutes.

     (vi) Shoppers shall provide Colorado Prime with reports reflecting as to each Shoppers Account, the account number, account holder(s) name(s), account balance and any delinquency in payments, as well as any additional reports reasonably requested by Colorado Prime. All such reports will be in a format reasonably acceptable to Colorado Prime.

     (b) Except as otherwise agreed in writing by Shoppers and Colorado Prime, Shoppers shall not sell or make available to third parties information concerning the Shoppers Accounts and/or Colorado Prime's customers. However, Shoppers may provide to third parties such information as is reasonably necessary for Shoppers to efficiently operate and administer the Program, including, but not limited to, the option to purchase payment protection insurance. Without limiting the generality of the foregoing, Shoppers may submit account holder names, addresses, balances and transaction information to credit bureaus and for collection purposes.

     (c) Shoppers agrees that it shall administer the Shoppers Accounts and related receivables (the "Receivables"), and perform all services relating to the Program, in conformity with prevailing industry standards and the standard of care it applies in servicing its own accounts generally.

2.     Shoppers  Financing  of  Colorado  Prime  Food  and  Appliance  Sales.
       ----------------------------------------------------------------------

     (a) Subject to the credit limits and underwriting criteria established by Shoppers for the Shoppers Accounts, Shoppers agrees to finance Colorado Prime's sales of Food and Appliances under Shoppers Accounts upon electronic or physical receipt from Colorado Prime of invoices therefore. For each Food purchase financed under a Shoppers Account, Shoppers shall pay Colorado Prime 96.5% of Colorado Prime's retail charge for the Food, and for each Appliance purchase financed under a Shoppers Account, Shoppers shall pay Colorado Prime 98.25% of Colorado Prime's retail charge for the Appliance. Payment by Shoppers to Colorado Prime shall be made electronically via the Automated Clearing House ("ACH") to Colorado Prime's designated account on a daily basis, Monday through Friday, except for legal holidays when the ACH system is not operating, in which case payment will be made on the next business day following the holiday. For each sale of Food or Appliances financed under a Shoppers Account, Colorado Prime represents and warrants that: (i) the sale will be of delivered and merchantable goods; (ii) the balances, including shipping and handling charges, applicable taxes and other fees imposed by Colorado Prime will be true and correct; (III) there will not be any valid defenses, credits, set-offs, deductions or counterclaims of which Colorado Prime is aware or should be aware of, assertable now or in the future against the same, by account holders or third parties; (iv) immediately prior to the sale, Colorado Prime will own such Food or Appliances, free and clear of any liens (except any liens under the Amended Credit Agreement which will be released by virtue of the sale, as confirmed and evidenced by that certain Intercreditor Agreement dated as of December 2,2002 among the parties hereto and Dresdner Bank, AG, New York and Grand Cayman Branches, Administrative Agent for the Lenders who are parties to the Amended Credit Agreement); and (v) the resulting Receivables are genuine, valid and subsisting and are free and clear of all liens and encumbrances.

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

     (b) It is understood that Shoppers will be the owner of all Shoppers Accounts and related Receivables and, if its ownership is ever called into question, has a security interest in the same, which security interest Colorado Prime hereby grants to Shoppers. Colorado Prime agrees to maintain for a period of three (3) years electronic files containing details of all sales transactions which are financed under Shoppers Accounts and transmitted to Shoppers electronically. Colorado Prime agrees to permit a representative of Shoppers to audit such records of sales slips during business hours and at such time as shall be mutually convenient for all parties. Colorado Prime further agrees, either as a result of a request made by Shoppers or a request directly made by the holder of a Shoppers Account, that Colorado Prime will provide such information regarding prior sales as may be required in order to comply with The Fair Credit Billing Act.

     (c) It is understood that this Agreement covers future advances and after acquired property as regards Shoppers Accounts and related Receivables, and Shoppers, as the Secured Party under this Agreement, has the right to make future advances which will be secured under this Agreement and any Uniform Commercial Code filings made in accordance with this Agreement.

     3.  Non-Recourse  Financing.  Shoppers agrees that it will bear any and all
         ------------------------
losses sustained on Shoppers Accounts and will not have any recourse against Colorado Prime, provided that Shoppers may require Colorado Prime to repurchase any Receivables generated under Shoppers Accounts which Shoppers reasonably deems to be uncollectible as a result of unresolved customer disputes or improper sales floor procedures ("Repurchase Receivables"). Colorado Prime shall be fully responsible for repurchasing Repurchase Receivables upon Shoppers' request pursuant to Paragraph 4 hereof.

     4.  Repurchase of Certain Uncollectible Receivables. Shoppers may determine
         ------------------------------------------------
that Receivables under Shoppers Accounts should be classified as Repurchase Receivables, at any time at or prior to the time such Receivables are charged off, when Shoppers, in its reasonable opinion, deems that such account is uncollectible as a result of unresolved customer disputes or improper sales floor procedures. Upon appropriate notice from Shoppers that Receivables are Repurchase Receivables, Colorado Prime shall repay Shoppers the purchase price of such Repurchase Receivables plus all added fees including, but not limited to, finance charges, late fees, NSF fees and the like, less any amounts received by Shoppers on account of such Repurchase Receivables, and shall thereafter own such Repurchase Receivables.

     5.  Payments for Repurchase Receivables. Payment to Shoppers for Repurchase
         ------------------------------------
Receivables pursuant to Paragraphs 3 and 4 hereof shall be made by Shoppers off-setting amounts it otherwise owes to Colorado Prime. Any balance which may be due and owing to Shoppers after such off-set shall be payable by Colorado Prime within ten (10) days from the date of notification.

     6.  Shoppers  Authority  regarding  Repurchase  Receivables.  In  the event
         --------------------------------------------------------
Colorado Prime fails to make prompt payment pursuant to the demand of Shoppers, as provided herein, on account of Repurchase Receivables, Shoppers shall have the right to litigate, extend the time of payment, compromise or settle any of the Repurchase Receivables. Any such action by Shoppers shall not be deemed to be a waiver of any rights of Shoppers against Colorado Prime.


     7.  Reserves.
         ---------

     (a) Shoppers shall deduct from the Purchase Price under the Purchase Agreement to fund a reserve (the "Temporary Reserve") 5.5% of the total amount of all Account Receivables on the Purchased Accounts, including accrued interest and charges, whether or not posted, and Shoppers shall deduct from the Purchase Price under the Purchase Agreement an additional 3.0% of such amount to provide the initial funding for an additional reserve (the "Ongoing Reserve"). Finally, Shoppers shall deduct 0.5% of all on-going sales under Paragraph 2 to provide additional funding for the Ongoing Reserve. Shoppers shall hold the Temporary Reserve and the Ongoing Reserve (together, the "Reserves") in escrow and shall invest the Reserves as the parties may direct in writing from time to time.

     (b) On a quarterly basis, Shoppers shall reconcile the Ongoing Reserve to an amount equal to 3% of the outstanding Receivables on Shoppers Accounts. In the event there is an overage in the Ongoing Reserve at the point of reconciliation, Shoppers will return the overage to Colorado Prime, after deducting any sum that may be due Shoppers from the Ongoing Reserve. In the event there is a deficit in the Ongoing Reserve at the point of reconciliation, Colorado Prime shall remit the amount of said deficit to Shoppers immediately upon notification fiom Shoppers.

     (c) Within ninety (90) days after each of June 30,2003, December 31,2003, June 30, 2004 and December 31, 2004, Shoppers will review Colorado Prime's financial statements for the period commencing January 1 , 2003 and ending on such respective dates. If for any such period, the statements show positive net income greater than or equal to 1% of net sales excluding finance income, after extraordinary expenses and dividends paid, Shoppers shall withdraw from the Temporary Reserve and return to Colorado Prime an amount equal to 25% of the total deposits made to the Temporary Reserve hereunder. Subject to Paragraph 7(e) herein, if this Agreement remains in force and any amounts remain in the Temporary Reserve on November 30, 2005, and if on November 30, 2005 or any calendar month-end thereafter Colorado Prime's net worth, adjusted upwards, if necessary, to reverse any loss on the bulk sale of Colorado Prime Accounts (as defined in the Final Servicing Agreement of even date herewith), exceeds the sum of: (i) Colorado Prime's net worth as of January 1, 2003; plus (2) 1% of net sales excluding finance income through the date in question, Shoppers shall return to Colorado Prime any such amounts remaining in the Temporary Reserve.

     (d) Subject to Paragraph 7(e) herein, upon termination of this Agreement and satisfaction of any Colorado Prime obligations under Paragraph 15 with respect to such termination, Shoppers shall return to Colorado Prime the Ongoing Reserves balance once the balance of the Ongoing Reserves exceeds the total Receivables or once six months have elapsed from the termination of this Agreement, whichever is sooner.

     (e) If Colorado Prime ceases operations during the term of this Agreement or any renewal thereof, except pursuant to a transaction where its operations are continued by another party, any outstanding Reserves shall be paid over to Shoppers, unless Colorado Prime has repurchased all outstanding Shoppers Accounts pursuant to Paragraph 15.

     8.  Shoppers Right of Set-off. Colorado Prime hereby grants to Shoppers the
         --------------------------
right of set- off, and Shoppers may apply any monies due and owing to Colorado Prime, or any monies in Shoppers' possession belonging to Colorado Prime, against monies which become due and owing to Shoppers pursuant to any of the provisions of this Agreement.

     9.  Handling  of  Customer  Payments.
         ---------------------------------

     (a) In connection with the Program, Shoppers will send monthly billing statements to the account holder, which statements will contain an envelope addressed to a Shoppers' lockbox. However, in the event that Colorado Prime receives any payments on Shoppers Accounts, it will promptly forward such payments to Shoppers in the form received (or by check covering multiple payments), or it shall electronically advise Shoppers of the receipt thereof. If a notification of payments is transmitted electronically to Shoppers, Shoppers shall deduct the total amount of said payments from monies owed to Colorado Prime. In the event that the total amount of said payments exceeds monies owed to Colorado Prime, then, in that case, Colorado Prime shall make payment to Shoppers within two (2) business days after notification that such a situation exists. Even if a Shoppers Account holder's payment check is made payable to the order of Colorado Prime, Colorado Prime acknowledges that the payment represents express trust funds belonging to Shoppers.

     (b) Colorado Prime irrevocably constitutes and appoints Shoppers as its attorney- in-fact to endorse the name of Colorado Prime on any payments received by Shoppers on Shoppers Accounts. In the event that there are filings on Colorado Prime's behalf of any forms and documents required by the Uniform
Commercial Code, Colorado Prime agrees that it will sign said forms and documents on a timely basis, or will instead allow Shoppers to sign said forms and documents on its behalf.

     10. Returns. Colorado Prime may, in its sole discretion, accept returns of Food and/or Appliances financed under a Shoppers Account (but is under absolutely no obligation to accept such returns and/or to attempt repossession of Food and/or Appliances sold to customers who subsequently become delinquent on their Shoppers Accounts) and shall advise Shoppers within forty-eight (48) hours of receiving confirmation of any such return. Thereupon, Shoppers will credit the appropriate Shoppers Account for the charge imposed for such returned Food and/or Appliances. Shoppers may deduct the amount paid to Colorado Prime on account of such returned Food and/or Appliances from other monies, if any, due Colorado Prime. If there are no monies due from Shoppers to Colorado Prime, then in that event Colorado Prime shall forthwith upon notice pay such amount to Shoppers. Colorado Prime acknowledges that it does not have the right to make any adjustments to Shoppers Accounts and Receivables with respect to any fees or charges imposed by Shoppers.

     11. Restrictions on Competing Financing. Colorado Prime agrees that it will
         ------------------------------------
not provide or arrange for any financing to sell its Food and/or Appliances if its customer would qualify for a Shoppers Account. This Paragraph shall not preclude Colorado Prime from making available Colorado Prime Accounts or from accepting credit plans that can be used for purchases from a broad range of merchants, such as, but not limited to, Visa, MasterCard, American Express, Diners Club, Carte Blanche and Discover Card.

     12.  Submission  of  Financial Statements. Each party agrees to provide the
          -------------------------------------
other party with copies of its annual financial statements or annual reports within one hundred-twenty (120) days after each fiscal year end.

     13.  Default.
          --------

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

     (a) Colorado Prime shall be in default under this Agreement if: (a) a petition in bankruptcy is filed by or against Colorado Prime and is not dismissed within sixty (60) days; (b) Colorado Prime makes or offers to make an assignment or compromise for the benefit of its creditors; (c) Colorado Prime ceases to do business as a going concern (unless cessation is the result of Colorado Prime being acquired by another entity that will be continuing the business); (d) a receiver or trustee of Colorado Prime's assets is appointed; or
(e) Colorado Prime materially breaches any obligation under this Agreement and fails to cure such breach within fifteen (15) days after written notice from Shoppers specifying the nature of such breach, or if said breach is of such nature that cannot be cured within fifteen (15) days, Colorado Prime fails to commence actions and diligently work toward effecting a cure to Shoppers' reasonable satisfaction.

     (b) Shoppers shall be in default under this Agreement if: (a) a receiver or conservator is appointed for Shoppers; (b) Shoppers ceases to do business as a going concern (unless cessation is the result of Shoppers being acquired by another entity that will be continuing the business); (c) Shoppers modifies its underwriting criteria for the Shoppers Accounts without Colorado Prime's written consent in a manner that materially impairs the ability of Colorado Prime to effect sales of Food and/or Appliances; or (d) Shoppers materially breaches any obligation under this Agreement and fails to cure such breach within fifteen
(15) days after written notice from Colorado Prime specifying the nature of such breach, or if said breach is of such nature that cannot be cured within fifteen
(15) days, Shoppers fails to commence actions and diligently work toward effecting a cure to Colorado Prime's reasonable satisfaction.

     14.  Term  of  Agreement.  Either  party  may  terminate  this  Agreement
          --------------------
immediately upon the occurrence of an Event of Default by the other party. Unless either party sooner terminates this Agreement upon an Event of Default of the other party, this Agreement shall remain in effect for a period of three (3) years from the date hereof, and will automatically renew for an additional year on the third anniversary and each subsequent anniversary unless either party has given written notice of non-renewal at least one hundred eighty (180) days prior to the renewal date. Subject to Paragraph 15, upon termination of this Agreement for any reason, including as a result of either Shoppers or Colorado Prime ceasing to do business, the obligations of both parties, including without limitation the obligations under Paragraph 4, shall continue with respect to all Shoppers Accounts and the related Receivables purchased by Shoppers during the life of this Agreement.

     15.  Consequences  of Certain Early Terminations. If during the first three
          --------------------------------------------
(3) years hereof Colorado Prime terminates this Agreement without cause, ceases electronic or physical presentment of appropriate sales slips to Shoppers for financing under Shoppers Accounts or defaults under this Agreement, thereby giving rise to a termination for cause by Shoppers, Colorado Prime shall repurchase all of the Acquired Assets, Shoppers Accounts and related Receivables, excluding Shoppers Accounts and the related Receivables where: (a) a voluntary or involuntary bankruptcy case has been filed by or against the primary customer, (b) any Receivables are more than 150 days contractually delinquent or have been charged off as uncollectible; (c) the primary customer is deceased; (d) any Receivable has been incurred as a result of fraud; and/or
(e) is the subject of a pending lawsuit. The repurchase price shall be the face amount of the purchased Receivables. In addition, Colorado Prime shall pay Shoppers a sum equal to three (3%) percent of the repurchase price if this Agreement is terminated within the first contract year, two (2%) percent of the repurchase price if this Agreement is terminated within the second contract year and one (1 %) percent of the repurchase price if this Agreement is terminated within the third contract year, said sums representing reimbursement to Shoppers for its

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

expenses in providing applications, billing statements and such other items as are necessary for the implementation of the Program.

     16.  Governing  Law.  This  Agreement  shall  be  governed,  construed  and
          ---------------
interpreted  in accordance  with  New  Jersey  substantive  law.

     17.  Binding  Arbitration;  Waiver  of  Jury  Trial.
          -----------------------------------------------

     (a) Seller and Purchaser agree to attempt in good faith to resolve any disputes arising in connection with this Agreement. In the event the parties are unable to resolve any such dispute, Colorado Prime and Shoppers irrevocably agree that all disputes between them shall be decided by binding arbitration under the Commercial Arbitration Rules of the American Arbitration Association. Either party may demand arbitration by sending a written notice to the other. Each party shall select one arbitrator and advise the other of its selection. The selection must be made within fifteen days of the date of the notice of arbitration. The two selected arbitrators will then choose a third. In the event that either party fails to select an arbitrator, or in the event the two selected arbitrators fail to select a third, then the choice shall be made pursuant to the American Arbitration Association Rules. It is expressly acknowledged by the parties that the transactions between them are in interstate commerce and subject to the Federal Arbitration Act, 9 U.S.C. 1 ET SEQ. This arbitration provision shall not be binding upon the Lenders under the Amended Credit Agreement.

     (b) Colorado Prime and Shoppers voluntarily and irrevocably consent and agree that all claims for punitive damages are waived.

     (c)  COLORADO  PRIME  AND  SHOPPERS  HEREBY  VOLUNTARILY  AND
IRREVOCABLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY DISPUTE ARISING BETWEEN THEM.

     18.  Restrictions on Assignment. This Agreement is not assignable by either
          ---------------------------
party without prior written approval by the other party, such approval not to be unreasonably withheld, provided that no consent of Shoppers will be required in the event of an assignment resulting from the acquisition of Colorado Prime or a majority of its assets by merger, consolidation, asset purchase or the like. Notwithstanding the foregoing, Colorado Prime may assign its rights under this Agreement as security for its obligations under the Amended Credit Agreement.

     19.  Limited  Invalidity.  The  fact  that  any clause or paragraph in this
          --------------------
Agreement may be determined to be unconstitutional, illegal, or otherwise ineffective shall in no way affect any other clause or paragraph of this Agreement, which shall remain in full legal force and effect.

     20.  Verifications  of  Sales.  Shoppers  may,  without  notice,  make test
          -------------------------
verifications of Colorado Prime sales under Shoppers Accounts. The test verification will be carried out by means of a letter sent to the account holders asking them to confirm the sale. Colorado Prime shall have the right to review and approve the form of the letter prior to its mailing, which approval shall not be unreasonably withheld.

     21.  Capacity:  Authority; Validity. Colorado Prime represents and warrants
          ---------
that it has all necessary corporate power and authority to enter into this Agreement and that consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action. This Agreement, when executed, constitutes the valid and binding obligation of Colorado Prime, enforceable in accordance with its terms. Neither execution of this Agreement nor the consummation of the transactions contemplated hereby will (i) conflict with, result in the breach of, constitute a default under, or accelerate the performance required by, the terms of any order, law, regulation, contract, instrument or commitment to which Colorado Prime is a party or by which it is bound, (ii) violate the articles of incorporation or bylaws or any other equivalent organizational document of Colorado Prime, (iii) require any consent, approval, authorization or filing under any law, regulation, judgment, order, writ, decree, permit, license or agreement to which Colorado Prime is a party or by which it is bound or to which it is subject, or (iv) require the consent or approval of any other party to any material contract to which Colorado Prime is a party.

     22.  Notices.  All  notices  hereunder  shall  be  delivered  in the manner
          --------
specified  in  the Purchase  Agreement.

     23.  Waiver.  Waiver by either party of any breach of this Agreement, or of
          -------
any portion or provisions thereof, shall not be construed as a waiver of any subsequent or other breach; nor shall failure of either party to exercise any right, remedy, privilege or option granted to it under this Agreement operate as a waiver thereof or give rise to any estoppel in favor of the other party. No waiver by either party shall be effective unless it is a duly authorized and signed writing, and then only to the extent specifically stated. All rights, remedies, and privileges of either party under this Agreement are cumulative and not alternative and may be exercised concurrently or seriatim, and are in addition to and not in lieu of any and all rights and remedies of either party at law, in equity, under statute, or otherwise.

     24. Indemnification. Shoppers and Colorado Prime agree to defend, indemnify
         ----------------
and hold harmless the other from any damages that may arise for all actual or alleged violations of any local, state or federal consumer protection law or regulation by virtue of the other's alleged acts or omissions which occur after the effective date of this Agreement.

     25.  Entire Agreement. This Agreement incorporates the entire understanding
          -----------------
of the parties with respect to the subject matter hereof and no representation, warranty or agreement not set forth herein or in a writing delivered pursuant hereto shall be binding on either party.

     26.  Captions;  Counterparts.  The  captions  in  this  Agreement  are  for
          ------------------------
convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement. This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

     27.  Amendments  and  Waivers.  None  of  the  terms  or provisions of this
          -------------------------
Agreement may be waived, altered, modified or amended except by an instrument in writing duly executed by both parties.

     28.  Further Assurances. On and after the date hereof, each party shall, at
          -------------------
the other party's request, execute, acknowledge and deliver all such acknowledgments and other instruments as may be reasonably necessary or appropriate to fully and effectively carry out the transactions contemplated hereby.

     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement on the date first above written.

ATTEST:                   HUDSON  UNITED  BANK:



________________________________               _________________________________
Edward  M. Fechner, Sr. Vice President         Thomas R. Nelson, President
Shoppers  Charge  Accounts  Co.                Shoppers  Charge Accounts Co.



ATTEST:                 COLORADO  PRIME  CORPORATION



________________________________               _________________________________
Fred  Spivak,  Secretary                       Paul  Roman,  President



ATTEST:              CONCORD  FINANCIAL  SERVICES,  INC.



________________________________               _________________________________
Jack  Crown,  Secretary                        Fred  Spivak,  President

     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement on the date fist above written.

ATTEST:                       HUDSON  UNITED  BANK



________________________________               _________________________________
Edward  M.  Fechner, Sr. Vice President        Thomas R Nelson, President
Shoppers  Charge  Accounts  Co.                Shoppers  Charge Accounts Co.



ATTEST:                   COLORADO  PRIME  CORPORATION



________________________________               _________________________________
Fred  Spivak,  Secretary                       Paul  Roman,  President



ATTEST:                CONCORD  FINANCIAL  SERVICES,  INC.



________________________________               _________________________________
Jack  Crown  ,  Secretary                      Fred  Spivak,  President